UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2023 (November 8, 2023).

CLEAN ENERGY TECHNOLOGIES, INC.

(Exact name of Company as specified in its charter)

Nevada	001-41654	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

2990 Redhill Avenue

Costa Mesa, CA 92626

(Address of principal executive offices)

Phone: (949) 273-4990

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CETY	Nasdaq

Item 1.01 Entry into a Material Definitive Agreement.

On November 8, 2023, Clean Energy Technologies, Inc. (the “Company”) entered into an exchange agreement (the “Agreement”) with Mast Hill Fund, L.P., a Delaware limited partnership (the “Holder”), pursuant to which the Company agreed to issue to the Holder 2,199,387 shares of the newly designated 15% Series E Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series E Preferred Stock”), in exchange for the outstanding balances of $1,955,122.43, as of November 8, 2023, under the six promissory notes the Company issued to the Holder from November 2022 to July 2023.

The Company has designated the rights of the Holder with respect to its shares of Series E Preferred Stocks pursuant to that certain Certificate of Designations, Preferences, and Rights of Series E Convertible Preferred Stock (the “Certificate of Designation”). The terms of the Certificate of Designation are summarized in the Company’s current report on Form 8-K filed by the Company on November 3, 2023, and a copy of the Certificate of Designation is set forth in the Exhibit 4.1 to such previous current report.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The issuance of shares of Series E Preferred Stock by the Company to the Holder under the Agreement will be made without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(a)(2) of the Act and Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state law, based on the offering of such securities to only one person, the lack of any general solicitation or advertising in connection with such issuance, that the issuee is an accredited investor (as that term is defined in Rule 501(a) of Regulation D), and that the issuee is acquiring the securities for its own account and without a view to distribute them.

Item 7.01 Regulation FD Disclosure

The Company issued a press release announcing the entry into the Agreement. This information is being furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
10.1	Exchange Agreement between Clean Energy Technologies, Inc. and Mast Hill Fund, L.P., dated November 8, 2023
99.1	Press Release: Clean Energy Technologies, Inc. Announces Conversion of $1.95 Million Note Payable to Equity
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Energy Technologies, Inc.

/s/ Kambiz Mahdi
By:	Kambiz Mahdi
Chief Executive Officer

Date:	November 15, 2023